UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 7th, 2014

Commission file number 333-186461

SELECT-TV SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

99-0378854 (IRS Employer Identification Number)	7819 (Primary Standard Industrial Classification Code Number)

1395 Brickell Avenue

Suite 800,

Miami, Florida 33131

Tel:  1-418-264-7134

(Address & telephone number of principal offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 7th, 2014, the shareholders of the Corporation voted to add Mr. Geoffrey P. Mott to the Board of Directors as CEO, joining Messrs. Germain and Treminio.

Mr. Mott, 61, has extensive experience as a Senior Executive, having served as Managing Director at VantagePoint Capital Partners and was involved in over $100M of direct investments across multiple IT sectors; CEO of Exymion Partners, an operational and financial consultancy based in Boston; Senior Vice President of Strategic Planning at Touchtunes Interactive Media; and Senior Advisor to Acuitux Technologies.

Mr. Mott received his BA (1st Class Honors) and MA from Oxford University and a Master of Science in Management from the Sloan School of Economics at MIT, where he specialized in Finance, Economics and System Dynamics and was a Master’s thesis prizewinner.

ITEM 9.01 EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
99.1	Shareholders Resolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8th, 2014

Select-TV Solutions, Inc.

/s/ Philippe Germain
By: Philippe Germain, Director